Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Virage Logic Corporation (the “Company”) on Form 10-Q for the period ending December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), J. Daniel McCranie, President and Chief Executive Officer of the Company, does hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the dates presented.

/s/ J. Daniel McCranie
J. Daniel McCranie
President and Chief Executive Officer
February 11, 2008